EXCHANGE TRADED CONCEPTS TRUST

MUSQ Global Music Industry ETF (NYSE Arca Ticker: MUSQ)

(the “Fund”)

Supplement dated September 27, 2024, to the Fund’s currently effective

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI for each Fund and should be read in conjunction with those documents.

Effective November 26, 2024, (the “Index Change Date”), the Fund’s name and investment strategies will change to reflect the Fund’s revised underlying index, as described in greater detail below. As stated in the Fund’s prospectus, the Fund may change its 80% investment policy without shareholder approval upon 60 days’ written notice. As a result, the Fund is providing shareholders with at least 60 days’ notice of the name change and revised 80% investment policy. The revised methodology for each Index will be applied during a special rebalance on November 26, 2024 to coincide with the Index Change Date.

Name Change

Effective on the Index Change Date, the Fund is renamed the “MUSQ Global Music Industry Index ETF.”

Revised 80% Investment Policy

As stated in the Fund’s prospectus, the Fund may change its 80% investment policy without shareholder approval upon 60 days’ written notice. This supplement notifies shareholders that, effective on the Index Change Date, the Fund’s 80% investment policy described in its Principal Investment Strategies on page 2 of the summary prospectus are revised as follows:

The first through fifth paragraphs of this section only are deleted in their entirety and restated as follows:

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities comprising the Index. The Index is designed to track the performance of companies that are involved in the following sub-segments of the global music industry (the “Global Music Industry”): (i) music streaming; (ii) music content and distribution; (iii) live music events/ticketing; and (iv) music equipment and technology (“Global Music Companies”).

The process of constructing the Index begins with screening company financials and other publicly available financial data by a committee composed of representatives from VettaFi LLC (the “Index Provider”) and MUSQ, LLC (the “Index Sponsor”) to determine the universe of eligible index components. The universe of eligible index components consists of publicly-traded global companies, publicly-traded music funds and music royalty trusts. The companies are classified into one of the following categories:

●	Pure Play - Companies that currently or may in the future derive greater than or equal to 50% of revenues from business activities associated with the Global Music Industry.
●	Diversified - Companies that currently or may in the future derive less than 50% of revenues from business activities associated with the Global Music Industry, but which derive significant revenues provided that:
(i)	such revenues represent more than 20% of the company’s total revenues and such revenues are independently reported in the company’s financial reports;
(ii)	applicable revenues are likely to have a material impact on the company’s overall share price performance;

(iii)	research and development investments in the industry are at the forefront of the company’s future initiatives; or
(iv)	the company’s applicable business is likely to have a significant impact on the industry as a whole.

Once the eligible universe is identified, all components are screened for a minimum market capitalization or assets under management of at least $100 million, a average daily traded value of at least $500,000, and a minimum free-float of 20%. At each rebalance, the Index will weight the Pure Play category of securities at 80% of the Index and the Diversified category of securities at 20% of the Index. The constituents of each category are weighted by free float market capitalization, subject to an individual weighting cap of 12% and minimum weight of 0.25%.

The Index consists of securities of issuers from around the world. Under normal market conditions, the Fund invests in at least three different countries and at least 40% (30% in unfavorable market conditions) of its assets in companies organized or located in countries outside the United States. There is no limitation on the amount of foreign securities that may be included in the Index, except that the total exposure to emerging market countries will be limited to 20%. The Fund considers emerging market countries to be countries that are characterized by developing commercial and financial infrastructure with significant potential for economic growth and increased capital market participation by non-U.S. investors.

The Index is reconstituted and rebalanced on a quarterly basis in January, April, July, and October. The sum of all Index constituents over 5% may not exceed 45% of the total Index. Index security weights are allowed to fluctuate in between rebalances, but, if at the time of a rebalance, a security included in the Index exceeds 12%, the excess weight is redistributed equally among all other Index components.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.